EXHIBIT 99.1

CNET Networks, Inc.
Consolidated Statements of Operations
Unaudited
(000s, except per share data)

                                                    Three Months Ended               Year Ended
                                                      December 31,                 December 31,
                                               --------------------------   --------------------------
                                                   2002          2001           2002          2001
                                               ------------  ------------   ------------  ------------
Revenues:
   Internet. . . . . . . . . . . . . . . . .  $     53,474  $     57,453   $    183,313  $    241,199
   Publishing . . . . . . . . . . . . . . . .       14,327        12,795         53,644        44,606
                                               ------------  ------------   ------------  ------------
    Total revenues. . . . . . . . . .  . . .        67,801        70,248        236,957       285,805

Operating expenses:
   Cost of revenues . . . . . . . . . . . . .       36,474        39,925        146,697       178,085
   Sales and marketing . . . . . . . . . . .        18,040        25,815         76,080       129,542
   General and administrative. . . . . . . .         9,066        15,457         44,585        67,284
   Depreciation. . . . . . . . . . . . . . .         6,036         6,260         25,749        24,417
   Amortization of goodwill and
    intangible assets . . . . . . . . . . . .        1,493        60,086         34,655       678,602
   Goodwill impairment . . . . . . . . . . .         9,104             -        290,505     1,075,000
                                               ------------  ------------   ------------  ------------
    Total operating expenses . . . . . . . .        80,213       147,543        618,271     2,152,930
                                               ------------  ------------   ------------  ------------
    Operating loss . . . . . . . . . . . . .       (12,412)      (77,295)      (381,314)   (1,867,125)

Non-operating income (expense):
   Realized gains on
    sale of investments . . . . . . . . . . .           71           437          2,881         9,547
   Realized losses on
    sale of investments . . . . . . . . . . .          (24)          (81)          (123)       (8,553)
   Realized losses on impairment
     of public investments . . . . . . . . .             -             -           (154)      (26,866)
   Realized losses on impairment
     of private investments . . . . . . . . .            -          (445)       (15,395)     (148,389)
   Interest income.. . . . . .  . . . . . . .          901         1,825          4,920        11,924
   Interest expense. . . . . .  . . . . . . .       (2,240)       (2,346)       (10,289)      (15,615)
   Other. . . . . . . . . . . . . . . . . . .       17,190        (2,061)        18,596       (13,418)
                                               ------------  ------------   ------------  ------------
    Total non-operating income (expense). . .       15,898        (2,671)           436      (191,370)
                                               ------------  ------------   ------------  ------------

   Net income (loss) before income taxes      $      3,486  $    (79,966)  $   (380,878) $ (2,058,495)
                                               ------------  ------------   ------------  ------------
     Income tax expense (benefit).  . . . . .            -         1,191        (20,293)      (69,007)

                                               ------------  ------------   ------------  ------------
   Net income (loss). . . . . . . . . . . . . $      3,486  $    (81,157)  $   (360,585) $ (1,989,488)
                                               ============  ============   ============  ============

Basic net income (loss) per share. . . . . .  $       0.03  $      (0.59)  $      (2.60) $     (14.52)
                                               ============  ============   ============  ============

Diluted net income (loss) per share. . . . .  $       0.03  $      (0.59)  $      (2.60) $     (14.52)
                                               ============  ============   ============  ============

Shares used in calculating
  basic  per share data . . . . . . . . . . .  139,070,795   138,072,173    138,850,094   137,062,987
                                               ============  ============   ============  ============

Shares used in calculating
  diluted per share data . . . . . . . . . . . 139,335,816   138,072,173    138,850,094   137,062,987
                                               ============  ============   ============  ============

Note: Effective January 1, 2002, the Company adopted the provisions of Statement of Financial
Accounting Standards  (SFAS) No. 142, "Goodwill and Other Intangible Assets". Under SFAS 142,
goodwill is no longer amortized, beginning January 1, 2002. If the non-amortization provision of SFAS 1 had been effective in 2001, net loss, for the three months ended December 31, 2001 would have been $(34 and basic and dilute net loss per share would have been $(0,25) and for the year ended December 31, 200 net loss would have been $(1,362,777) and basic and diluted net loss per share would have been $(9.94).

 During  2002, the Company adopted the provisions of SFAS 145, "Rescission of FASB Statements No. 4,
44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections". This statement recinds SFAS
"Reporting Gains and Losses from Extinguishment of Debt" wherein the FASB determined that gains and losses from the debt extinguishment were to be recorded as extraordinary items. Accordingly, other income for the year ended December 31, 2002 includes $21.6 million of gain related to the early retirement of $59.2 million of our 5% Convertible Subordinated Notes, due March 2006. Other expenses for the year ended December 31, 2001 includes $10.6 million of loss related to the early retirement of the TRACES obligation.

CNET Networks, Inc.
Consolidated Balance Sheets
Unaudited
(000s, except per share data)

                                                                December 31,
                                                           2002          2001
                                                       ------------  ------------
                              ASSETS
Current assets:
     Cash and cash equivalents . . . . . . . . . . .  $     47,199  $     93,439
     Investments in marketable debt securities . . .        14,239        46,760
     Accounts receivable, net. . . . . . . . . . . .        56,064        56,495
     Other current assets. . . . . . . . . . . . . .        16,789        29,472
                                                       ------------  ------------
       Total current assets . . . . . . . . . . . . .      134,291       226,166

Restricted cash . . . . . . . . . . . . . . . . . . .       18,067        16,270
Investments in marketable debt securities. . . .  . .       65,602        76,777
Property and equipment, net. . . . . . . . . . . . .        62,893        79,043
Other assets . . . . . . . . . . . . . . . . . . . .        21,406        41,036
Intangible assets, net . . . . . . .  . . . . . . . .       15,886        96,135
Goodwill, net . . . . . . .  . . . . . . . . . . . .        59,150       279,353
                                                       ------------  ------------
       Total assets . . . . . . . . . . . . .  . . .       377,295       814,780
                                                       ============  ============

            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable. . . . . . . . . . . . . . . .  $      6,572  $      7,324
     Accrued liabilities . . . . . . . . . . . . . .        62,833        80,224
     Current portion of long-term debt . . . . . . .           220            77
                                                       ------------  ------------
        Total current liabilities. . . . . . . . . .        69,625        87,625

Noncurrent liabilities:
     Long-term debt . . . . . . . . . . . . . . . . .      117,738       176,457
     Other liabilities  . . . . . . . . . . . . . . .        3,875         7,199
                                                       ------------  ------------
        Total liabilities  . . . . . . . . . . . . .       191,238       271,281

Stockholders' equity:
     Common stock;  $0.0001 par value; 400,000,000
      shares authorized; 139,251,879 outstanding at
      December 31, 2002 and 138,300,625 outstanding
      at December 31, 2001. . . . . . . . . . . . . .           14            14
     Notes receivable from stockholders. . . . . . .          (397)         (563)
     Deferred stock compensation . . . . . . . . . .             -          (481)
     Additional paid in capital. . . . . . . . . . .     2,698,980     2,695,443
     Accumulated other comprehensive income. . . . .       (13,811)      (12,789)
     Treasury stock, at cost . . . . . . . . . . . .       (30,428)      (30,409)
     Retained deficit . . . . . . . . . . . . . . . .   (2,468,301)   (2,107,716)
                                                       ------------  ------------
        Total stockholders' equity . . . . . . . . .       186,057       543,499
                                                       ------------  ------------
        Total liabilities and stockholders' equity .  $    377,295  $    814,780
                                                       ============  ============

CNET Networks, Inc.
Consolidated Statements of Cash Flow
Unaudited
(000s)

                                                                       Year Ended
                                                                       December 31,
                                                             -----------------------------
                                                                  2002           2001
                                                             --------------  -------------
Cash flows from operating activities:
  Net loss................................................ $      (360,585) $  (1,989,488)
  Adjustments to reconcile net income (loss) to net
   cash provided by (used in) operating activities:
    Depreciation and amortization.........................          60,404        704,883
    Asset impairment......................................         290,505      1,075,000
    Deferred taxes........................................           9,193        (48,130)
    Noncash interest......................................           1,237          3,210
    (Gain) Loss on debt retirement........................         (21,551)        10,609
    Allowance for doubtful accounts.......................           3,004            901
    Services exchanged for cost method
     investments..........................................               -         (4,697)
    (Gain) loss on sale and impairment of
     marketable debt and equity securities
     and privately held investments......................           12,771        174,261
    Loss on fixed assets due to lease abandonment.........               -          8,108
    Changes in operating assets and
     liabilities, net of acquisitions:
      Accounts receivable.................................          (1,576)        41,574
      Other assets........................................          (4,930)        28,240
      Accounts payable....................................          (1,816)       (12,462)
      Accrued liabilities.................................         (21,990)       (17,695)
      Other long term liabilities.........................            (733)         3,487
      Benefit from exercises of stock options.............               -          6,281
      Foreign currency translation gain (loss)............          (1,412)       (11,852)
                                                             --------------  -------------

        Net cash used in operating activities.............         (37,479)       (27,770)
                                                             --------------  -------------
Cash flows from investing activities:
  Purchase of marketable debt securities..................        (151,362)      (106,066)
  Proceeds from sale of marketable debt
    securities............................................         199,307        109,161
  Proceeds from sale of marketable equity
    securities............................................             451         29,066
  Proceeds from (investments in)
    privately held companies..............................           3,000        (10,015)
  Net cash paid for acquisitions..........................          (8,781)       (10,834)
  Capital expenditures....................................         (18,966)       (48,298)
                                                             --------------  -------------
        Net cash provided by (used in)
          investing activities............................          23,649        (36,986)
                                                             --------------  -------------
Cash flows from financing activities:
  Payments received on stockholders' notes................             149            475
  Net proceeds from employee stock purchase plan..........             864          2,030
  Net proceeds from exercise of options
   and warrants...........................................           3,148         13,095
  Principal payments on borrowings
   and retirement of debt.................................         (37,170)        (6,081)
                                                             --------------  -------------

        Net cash provided by (used in)
          financing activities............................         (33,009)         9,519
                                                             --------------  -------------
Net increase in cash and cash equivalents.................         (46,839)       (55,237)
Effect of exchange rate changes on cash
 and cash equivalents.....................................             599           (121)

Cash and cash equivalents at beginning of period..........          93,439        148,797
                                                             --------------  -------------
Cash and cash equivalents at end of period................ $        47,199  $      93,439
                                                             ==============  =============

CNET Networks, Inc.
Business Segment Summary
Unaudited
(000s)

CNET's primary areas of measurement and decision-making include three principal business segments - U.S. Media, International Media and Channel
Services.  U.S. Media consists of an online network including sites providing sources of technology information, as well as shopping services, a technology print publication, and a radio broadcast providing technology news and information.  International Media includes the delivery of online technology information and several technology print publications.  Channel Services includes a licensed product database and an online technology marketplace for resellers, distributors and manufacturers.  Management believes that segment operating income (loss) before depreciation and amortization is an appropriate measure of evaluating the operating performance of the company's segments.
However, segment operating income (loss) before depreciation and amortization should not be considered a substitute for operating income, cash flows or other measures of financial performance prepared in accordance with generally accepted accounting principles.

(000's)                                     Three months ended Dectember 31, 2002
                                ---------------------------------------------------------------
                                    US          Int'l       Channel      Other        Total
                                ----------- ------------ -----------  ------------ ------------

   Revenues                   $     53,747 $      9,991 $     4,063 $           - $     67,801
   Operating expenses               46,775       10,169       4,885        18,384       80,213
                                ----------- ------------ -----------  ------------ ------------
    Operating income (loss)   $      6,972 $       (178)$      (822)$     (18,384)     (12,412)
                                =========== ============ ===========  ============ ============

                                            Three months ended December 31, 2001
                                ---------------------------------------------------------------
                                    US          Int'l       Channel      Other        Total
                                ----------- ------------ -----------  ------------ ------------

   Revenues                   $     59,040 $      7,600 $     3,608 $           - $     70,248
   Operating expenses               56,991       11,785       6,057        72,710      147,543
                                ----------- ------------ -----------  ------------ ------------
    Operating income (loss)   $      2,049 $     (4,185)$    (2,449)$     (72,710)     (77,295)
                                =========== ============ ===========  ============ ============

                                            Year Ended December 31, 2002
                                ---------------------------------------------------------------
                                    US          Int'l       Channel      Other        Total
                                ----------- ------------ -----------  ------------ ------------

   Revenues                   $    194,105 $     27,786 $    15,066 $           - $    236,957
   Operating expenses              200,847       34,256      19,837       363,331      618,271
                                ----------- ------------ -----------  ------------ ------------
    Operating loss            $     (6,742)$     (6,470)$    (4,771)$    (363,331)$   (381,314)
                                =========== ============ ===========  ============ ============

                                            Year Ended December 31, 2001
                                ---------------------------------------------------------------
                                    US          Int'l       Channel      Other        Total
                                ----------- ------------ -----------  ------------ ------------

   Revenues                   $    242,122 $     28,805 $    14,878 $           -      285,805
   Operating expenses              264,786       44,254      22,879     1,821,011    2,152,930
                                ----------- ------------ -----------  ------------ ------------
    Operating loss            $    (22,664)$    (15,449)$    (8,001)$  (1,821,011)$ (1,867,125)
                                =========== ============ ===========  ============ ============

(1) For the three months ended December 31, 2002, other represents operating expenses related to asset impairment charges of $9,104, integration and realignment of $1,751, depreciation of $6,036 and amortization of $1,493.  For the three months ended Dectember 31, 2001, other represents operating expenses related to  integration and realignment of $6,364, depreciation of $6,260 and amortization of $60,086.

(2) For the year ended December 31, 2002, other represents operating expenses related to asset impairment of $290,505, realignment and integration of $12,422 depreciation of $25,749 and amortization of $34,655.  For the year ended
December 31, 2001, other represents operating expenses related to asset impairment of
$1,075,000, integration and realignment of $42,992, depreciation of $24,417 and amortization of $678,602.